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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): September 25, 2002

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)
15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

        Registrant's telephone number, including area code: (972) 713-3500

        Not Applicable
(Former name or former address, if changed since last report)

Item 7(c).    EXHIBITS

  99.1    News Release

Item 9. REGULATION FD DISCLOSURE

        Attached hereto is a copy of a news release dated September 25, 2002 describing United Surgical Partners International, Inc.'s acquisition of a minority ownership interest in an ambulatory surgery center in Destin, Florida.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.
By:
/s/  JOHN J. WELLIK
John J. Wellik
 Senior Vice President,
Chief Accounting Officer,
Compliance Officer and Secretary
(Principal Accounting Officer and duly
authorized
to sign this report on behalf of the
Registrant)
Date: September 25, 2002

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SIGNATURE